EXHIBIT 10.36

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property SECURITY AGREEMENT (this "Agreement"), dated as of May 27, 2016, by Terra Tech Corp., a Nevada corporation (the "Grantor"), in favor of [          ] as collateral agent (the "Collateral Agent") for the secured parties referred to below.

WHEREAS:

A. Reference is made to that certain Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), entered into by andamong the Grantor, the other "Guarantors" party thereto, and the Collateral Agent, which secures certain now existing and future arising obligations owing to the Secured Parties (as defined in the Security Agreement) under the Transaction Documents as provided in the Security Agreement;

B. Pursuant to the Security Agreement, the Grantor is required to execute and deliver to the Collateral Agent this Agreement;

C. Pursuant to the terms of the Security Agreement, the Grantor has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in substantially all the assets of the Grantor, including all right, title and interest of the Grantor in, to and under all now owned and hereafter acquired (1) trademarks, patents, and copyrights; (2) trademark applications, patent applications, and copyright applications; and (3) trademark licenses, patent licenses, and copyright licenses, and all products and proceeds thereof, to secure the payment of the Obligations (as defined in the Security Agreement).

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, to secure the Obligations, a continuing security interest in all of the Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired:

1. Each United States and foreign trademark and trademark application, including, without limitation, each United States federally registered trademark and trademark application referred to in Schedule 1 annexed hereto, together with any reissues, continuations or extensions thereof and all goodwill associated therewith;

2. Each trademark license, including, without limitation, each trademark license listed on Schedule 1 annexed hereto, together with all goodwill associated therewith;

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3. All products and proceeds of the foregoing items 1 through 2, including, without limitation, any claim by the Grantor against third parties for past, present or future infringement, misappropriation, dilution, violation or other impairment of any trademark, including, without limitation, any trademark referred to in Schedule 1 annexed hereto, any trademark issued pursuant to a trademark application referred to in Schedule 1 and any trademark licensed under any trademark license listed on Schedule 1 annexed hereto (items 1 through 3 being herein collectively referred to as the "Trademark Collateral");

4. Each United States and foreign patent and patent application, including, without limitation, each United States federally registered patent and patent application referred to in Schedule 2 annexed hereto, together with any reissues, continuations or extensions thereof and all goodwill associated therewith;

5. Each patent license, including, without limitation, each patent license listed on Schedule 2 annexed hereto, together with all goodwill associated therewith;

6. All products and proceeds of the foregoing items 4 through 5, including, without limitation, any claim by the Grantor against third parties for past, present or future infringement, misappropriation, dilution, violation or other impairment of any patent, including, without limitation, any patent referred to in Schedule 2 annexed hereto, any trademark issued pursuant to a patent application referred to in Schedule 2 and any patent licensed under any patent license listed on Schedule 2 annexed hereto (items 4 through 6 being herein collectively referred to as the "Patent Collateral");

7. Each United States and foreign copyright and copyright application, including, without limitation, each United States federally registered copyright and copyright application referred to in Schedule 3 annexed hereto, together with any reissues, continuations or extensions thereof and all goodwill associated therewith;

8. Each copyright license, including, without limitation, each copyright license listed on Schedule 3 annexed hereto, together with all goodwill associated therewith;

9. All products and proceeds of the foregoing items 7 through 8, including, without limitation, any claim by the Grantor against third parties for past, present or future infringement, misappropriation, dilution, violation or other impairment of any copyright, including, without limitation, any copyright referred to in Schedule 3 annexed hereto, any copyright issued pursuant to a copyright application referred to in Schedule 3 and any copyright licensed under any copyright license listed on Schedule 3 annexed hereto (items 7 through 9 being herein collectively referred to as the "Copyright Collateral"; items 1 through 9 being herein (i.e., the Trademark Collateral, the Patent Collateral, and the Copyright Collateral) collectively referred to as the "IP Collateral").

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This security interest is granted in conjunction with the security interests granted to the Collateral Agent, for itself and on behalf of the other Secured Parties, pursuant to the Security Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the IP Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Security Agreement.

Grantor shall give Collateral Agent prior written notice of no less than five (5) Business Days before filing any additional application for registration of any trademark and prompt notice in writing of any additional trademark registrations, patent registration, or copyright registrations granted therefor after the date hereof. Without limiting Grantor's obligations under this paragraph, Grantor hereby authorizes Collateral Agent unilaterally to modify this Agreement by amending Schedules 1, 2, or 3 to include any future United States registered trademarks, patents, copyrights or applications therefor of Grantor. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedules 1, 2, or 3 shall in any way affect, invalidate or detract from Collateral Agent's continuing security interest in all Collateral, whether or not listed on Schedule 1, 2, or 3.

Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with their trademarks subject to the security interest hereunder.

This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

This Agreement is a Transaction Document.

This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement and all disputes arising hereunder shall be governed by, the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The parties hereto (a) agree that any legal action or proceeding with respect to this Agreement or any other agreement, document, or other instrument executed in connection herewith or therewith, shall be brought in any state or federal court located within the City of New York, New York, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Agreement, or any other agreement, document, or other instrument executed in connection herewith, brought in the aforementioned courts and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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The Grantor has caused this Intellectual Property Security Agreement to be duly executed by its duly authorized officer thereunto as of the date first set forth above.

TERRA TECH CORP., a Nevada corporation

By:
Name:
Title:

Acknowledged:

[ ], as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

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SCHEDULE 1

to

INTELLECTUAL PROPERTY SECURITY AGREEMENT

Trademark Collateral

FILE NO.	COUNTRY	MARK

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SCHEDULE 2

to

INTELLECTUAL PROPERTY SECURITY AGREEMENT

Patent Collateral

US Provisional Patent Application No. [__________]

Filing Date: [__________]

Title: [__________]

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SCHEDULE 3

to

INTELLECTUAL PROPERTY SECURITY AGREEMENT

Copyright Collateral

Domain Names

[__________].[_]

Copyrights

[__________]

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